Other operating income and expenses	12 Months Ended
Dec. 31, 2022
Other operating income and expenses
Other operating income and expenses

9. Other operating income and expenses

EURm	2022	2021	2020
Other operating income
Gains from unlisted venture funds	27	188	61
Subsidies and government grants	20	43	3
Gain on sale of property, plant and equipment	7	66	3
Settlements and resolutions of legal disputes	–	90	–
Other	44	56	59
Total	98	443	126
Other operating expenses
Changes in provisions	(134)	(77)	(5)
Foreign exchange (losses)/gains on hedging forecasted sales and purchases	(107)	45	5
Expected credit losses on trade receivables	(107)	16	(171)
Impairment of disposal groups	(72)	–	–
Goodwill impairment(1)	–	–	(200)
Other	(19)	(97)	(78)
Total	(439)	(113)	(449)
(1)Nokia conducted an impairment test based on the long-range plan prepared in the fourth quarter of 2020 and concluded that the carrying amount exceeded the recoverable amount for its Fixed Networks group of CGUs.